Exhibit 10.4

Execution Version

CONSENT, WAIVER AND AMENDMENT NO. 2

     This CONSENT, WAIVER AND AMENDMENT NO. 2 (this “Agreement”) dated as of February 28, 2005 is among Holly Energy Partners — Operating, L.P., successor to HEP Operating Company, L.P. (the “Borrower”), the Existing Guarantors (as defined below), the Banks (as defined in the Credit Agreement (as defined below)), and Union Bank of California, N.A., as administrative agent for such Banks (in such capacity, the “Administrative Agent”).

RECITALS

     A. The Borrower, the Banks, and the Administrative Agent are parties to the Credit Agreement dated as of July 7, 2004, as amended by the Consent and Omnibus Amendment dated as of July 30, 2004 (as so amended, the “Credit Agreement”).

     B. In connection with such Credit Agreement, the undersigned Subsidiaries of the Borrower (the “Existing Guarantors”) executed and delivered a Guaranty Agreement dated as of July 13, 2004 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

     C. The Borrower and Holly Energy Partners, L.P. (the “Limited Partner”) have entered into a Contribution Agreement dated as of January 25, 2005 (the “Acquisition Agreement”) with T & R Assets, Inc., Fin-Tex Pipe Line Company, and Alon USA Refining, Inc., as transferors, and Alon Pipeline Assets, LLC, Alon Pipeline Logistics, LLC, Alon USA, Inc., and Alon USA, LP, pursuant to which the Limited Partner and/or certain of its Subsidiaries will acquire (the “Acquisition”) certain pipelines and related assets (the “Acquired Assets”), which Acquired Assets will be contributed to and owned by HEP Fin-Tex/Trust-River, L.P., a Texas limited partnership and successor by conversion from Alon Pipeline Assets, LLC (“HEP Pipeline”), immediately after the Acquisition and the transactions contemplated in the Acquisition Agreement occur.

     D. Concurrently with the closing of, and to partially finance, the Acquisition, the Limited Partner and Holly Energy Finance Corp. (“Finance Corp”) plan to issue up to $150,000,000 of unsecured 6.25% Senior Notes due 2015 (“High-Yield Notes”) that will be guaranteed by all wholly owned domestic subsidiaries of the Limited Partner and Finance Corp, the proceeds of which, prior to the consummation of the Acquisition, may be deposited and held in a securities escrow account of the Limited Partner (the “Escrow Account”) held by U.S. Bank National Association in its capacity as escrow agent and trustee (in such capacities, the “Escrow Agent” and the “Trustee”, respectively), for the sole benefit of the Limited Partner and the holders of the High-Yield Notes on the terms set forth in an Escrow and Security Agreement to be executed by the Limited Partner and the Escrow Agent and Trustee in connection with the issuance of the High-Yield Notes (the “Escrow Agreement”).

     E. The Borrower has requested that the Banks (i) expressly consent to the Acquisition, (ii) waive the requirement for the delivery of an Approved Consultants Report in connection with the Acquisition, and (iii) amend the Credit Agreement to (a) permit a junior security interest in the Acquired Assets in favor of the sellers of the Acquired Assets, (b) permit the Borrower and the other Subsidiaries of the Limited Partner other than Finance Corp to guarantee the High-Yield Notes referenced above, and (c) make certain other changes to the Credit Agreement.

     F. Subject to the terms and conditions set forth herein, the Banks are willing to make the consent, waiver, and amendments set forth herein.

     THEREFORE, the Borrower, the Existing Guarantors, the Banks, and the Administrative Agent hereby agree as follows:

ARTICLE I.
DEFINITIONS

     Section 1.01 Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

     Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     Section 1.03 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II.
CONSENT, WAIVER AND AMENDMENTS

     Section 2.01 Consent. To the extent necessary and provided that (a) the Acquisition is in compliance with the terms of the Credit Agreement and (b) the conditions set forth in Article IV below are met, the Banks hereby consent to the Acquisition and the transactions contemplated by the Acquisition Agreement.

     Section 2.02 Waiver. Subject to the conditions set forth in Article IV below, the Banks hereby waive the requirement, contained in the definition of “EBITDA” in the Credit Agreement, for the preparation and delivery of an Approved Consultant’s Report in connection with the Acquisition.

     Section 2.03 Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:

          (a) The following definitions shall be inserted in alphabetical order in Section 1.01 of the Credit Agreement:

     “Alon Acquisition Closing Date” means the date upon which the “Acquisition” as defined in Amendment No. 2 is consummated.

     “Alon Mortgage” means the Mortgage and Deed of Trust (with Security Agreement and Financing Statement) dated as of the Alon Acquisition Closing Date made by HEP Pipeline, to Harlin R. Dean, as Trustee for the benefit of Alon USA, LP.

     “Alon Pipelines and Terminals Agreement” means the Pipelines and Terminals Agreement dated as of the Alon Acquisition Closing Date between the Limited Partner and Alon USA, LP.

     “Amendment No. 2” means the Consent, Waiver and Amendment No. 2 to this Agreement dated as of February 28, 2005.

     “Finance Corp” means Holly Energy Finance Corp., a Delaware corporation.

     “HEP Pipeline” means HEP Fin-Tex/Trust-River, L.P., a Texas limited partnership and successor by conversion from Alon Pipeline Assets, LLC.

     “Permitted Note Debt” means Debt in connection with unsecured senior notes issued by the Limited Partner and Finance Corp or any of their wholly owned Subsidiaries; provided that (a) after giving effect to the issuance of such notes, there would be no Default under this Agreement, (b) such notes’ scheduled maturity is no earlier than July 7, 2010, (c) such notes are rated no lower than B+ by S&P and Ba3 by Moody’s at the time of their issuance, and (d) no indenture or other agreement governing such notes contains (i) maintenance financial covenants or (ii) covenants or events of default that are more restrictive on the Limited Partner or any of its Subsidiaries than those contained in this Agreement are on the Borrower and its Subsidiaries.

          (b) The definition of “Consolidated” in Section 1.01 of the Credit Agreement is amended to replace the reference therein to “the Borrower” with a reference to “a Person”.

          (c) The definition of “EBITDA” in Section 1.01 of the Credit Agreement is amended (i) to delete the words “twenty percent (20%)” and replace them with the words “thirty percent (30%)” and (ii) to replace each reference therein to the “Borrower” with a reference to the “Limited Partner”.

          (d) The definition of “Guarantor” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

     “Guarantor” means, as of the Effective Date (as defined in Amendment No. 2), each of the Persons listed on Schedule 1.01(d), and thereafter, (a) each of the present and future direct and indirect Subsidiaries of the Limited Partner other than the Borrower and the Restricted Subsidiary, and (b) each direct obligor or guarantor of Permitted Note Debt. “Guarantors” means all such guarantors collectively.

          (e) The definition of “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement is amended to replace the reference therein to the “Borrower” with a reference to the “Limited Partner”.

          (f) The definition of “Interest Expense” in Section 1.01 of the Credit Agreement is amended to replace the reference therein to “the Borrower” with a reference to “a Person”.

          (g) The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement is amended to replace each reference to the “Borrower” therein with a reference to the “Limited Partner”.

          (h) The definition of “Material Contracts” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

     “Material Contracts” means, collectively, (a) the Borrower Partnership Agreement, the Intercompany Pipelines and Terminals Agreement, the Omnibus Agreement, the Contribution Agreement, the Alon Mortgage, and the Alon Pipelines and Terminals Agreement and (b) any other material documents, agreements or instruments related to any of the foregoing (i) to which the Borrower or any of its Subsidiaries is a party, and (ii) which, if terminated or cancelled, could reasonably be expected to have a Material Adverse Effect.

          (i) The definition of “Net Income” in Section 1.01 of the Credit Agreement is amended to replace the reference therein to “the Borrower” with a reference to “a Person”.

          (j) The definition of “Pipeline Lease Agreement” is deleted from Section 1.01 of the Credit Agreement.

          (k) The definition of “Pipeline Systems” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

     “Pipeline Systems” means (a) the approximately 780 miles of Refined Products pipelines located in New Mexico, Texas and Utah that are owned or leased by Borrower or any of its Subsidiaries and that are used by Borrower and its Subsidiaries in the Business, (b) the 249-mile Refined Products pipeline owned by the Restricted Subsidiary which is used in the Business to transport liquid petroleum gases from the western part of the state of Texas to the border between the state of Texas and Mexico near El Paso, (c) the Refined Product Pipelines (as defined and described in the Alon Pipelines and Terminals Agreement) that are owned by HEP Pipeline and that are used in the Business, and (d) any other pipelines owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

          (l) The defined term “Pipelines and Terminals Agreement” in Section 1.01 of the Credit Agreement is amended to be the defined term “Intercompany Pipelines and Terminals Agreement”, and such defined term shall be realphabetized. The rest of such definition shall remain unchanged.

          (m) The definition of “Reserve Amount” is deleted from Section 1.01 of the Credit Agreement.

          (n) The definition of “Terminals” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows.

     “Terminals” means, collectively, (a) the five Refined Products terminals owned in whole or in part by the Borrower that are used in the Business that are integrated with the Pipeline Systems and are located in and between (i) El Paso, Texas; (ii) Moriarty, New Mexico; (iii) Bloomfield, New Mexico; (iv) Albuquerque, New Mexico; and (v) Tucson, Arizona, (b) the three Refined Products terminals owned in whole or in part by the Borrower that are used in the Business that serve third-party common carrier pipelines and are located in Boise and Burley, Idaho and Spokane, Washington, (c) the Refined Products terminal that is owned by the Borrower and that serves a United States Air Force Base that is located near Mountain Home, Idaho, (d) the two Refined Products truck loading racks owned by the Borrower that are used in the Business, one of which is located within the Navajo Refinery and one of which is located within the Woods Cross Refinery, (e) the Refined Product Terminals (as defined and described in the Alon Pipelines and Terminals Agreement) that are owned by HEP Pipeline and that are used in the Business, and (f) any other terminals and loading racks owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

          (o) The definition of “Trigger Event” is deleted from Section 1.01 of the Credit Agreement.

          (p) The following phrase is deleted from Section 2.01(a) of the Credit Agreement: “plus, if a Trigger Event shall have occurred and be continuing, the Reserve Amount”.

          (q) The following phrase is deleted from Section 2.04(b)(i) of the Credit Agreement: “plus, if a Trigger Event shall have occurred and be continuing, the Reserve Amount”.

          (r) Clause (i) of Section 2.14(b) of the Credit Agreement is deleted, and clauses (ii), (iii), (iv), and (v) of Section 2.14(b) of the Credit Agreement shall become clauses (i), (ii), (iii), and (iv) thereof.

          (s) Section 2.14(c) of the Credit Agreement is amended to replace each reference to “clause (iii) of Section 2.14(b)” or “subsection (iii) of clause (b) of this Section 2.14” with a reference to “Section 2.14(b)(ii)”.

          (t) Section 5.15 is deleted from Article V of the Credit Agreement.

          (u) The following clause (j) is added to the end of Section 6.01 of the Credit Agreement:

     (j) In favor of Alon USA, LP (or any assignee or successor thereto) securing certain obligations under the Alon Pipelines and Terminals Agreement, pursuant to the Alon Mortgage, so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Banks than those contained in the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and Alon USA, LP as of the date of the consummation of the Acquisition (as defined in Amendment No. 2).

          (v) The following clause (j) is added to Section 6.02 of the Credit Agreement after clause (i), and the existing clause (j) shall become clause (k):

     (j) Permitted Note Debt, including, without limitation, any guaranty thereof; and

          (w) Section 6.10 of the Credit Agreement is amended and restated to read in its entirety as follows:

     Section 6.10. Leverage Ratio. As of the end of any fiscal quarter of the Borrower and the Limited Partner (commencing with the fiscal quarter ended December 31, 2004), the Leverage Ratio shall not be greater than (a) 3.50 to 1.00 for the fiscal quarter ended December 31, 2004 and (b) 4.00 to 1.00 for fiscal quarters ending thereafter.

          (x) Section 6.11 of the Credit Agreement is amended and restated to read in its entirety as follows:

     Section 6.11. Interest Coverage Ratio. As of the end of any fiscal quarter of the Borrower and the Limited Partner (commencing with the fiscal quarter ended December 31, 2004), the Interest Coverage Ratio shall not be less than (a) 3.50 to 1.00 for the fiscal quarter ended December 31, 2004 and (b) 3.00 to 1.00 for fiscal quarters ending thereafter.

          (y) Each reference to the “Borrower” in Sections 7.01(d)(i) and 7.01(d)(ii) of the Credit Agreement is deleted and replaced with a reference to the “Limited Partner”.

          (z) Section 7.01(d)(iv) of the Credit Agreement is amended and restated to read in its entirety as follows:

     (iv) (A) Any default or event of default shall have occurred under any of the Material Contracts which has not been cured within any applicable grace period and which default or event of default could reasonably be expected to have a Material Adverse Effect, (B) any of the Material Contracts (other than the Alon Mortgage) shall have terminated, or (C) any Person other than the Limited Partner or any of its Subsidiaries takes (or notifies the Limited Partner or any of its Subsidiaries that it intends to take) remedial action under the Alon Mortgage or the Alon Pipelines and Terminals Agreement (or any successor or replacement agreement to the foregoing) that constitutes or could reasonably be expected to take the form of the purchase, occupation, or operation of any of the applicable Pipeline Systems or Terminals by a Person other than the Borrower or its wholly owned Subsidiaries.

          (aa) Schedule 1.01(d) to the Credit Agreement is deleted and replaced with Schedule 1.01(d) attached hereto.

ARTICLE III.
REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery, performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.

     Section 3.02 Existing Guarantors’ Representations and Warranties. Each Existing Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Existing Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing;

(c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Existing Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Existing Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Existing Guarantor in connection with the execution, delivery or performance of this Agreement by such Existing Guarantor or the validity and enforceability of this Agreement against such Existing Guarantor; (f) it has no defenses to the enforcement of its Guaranty; and (g) the Liens under the Security Documents to which such Existing Guarantor is a party are valid and subsisting and secure such Existing Guarantor’s obligations under the Credit Documents.

     Section 3.03 Covenants. The Borrower at its expense will, and will cause each Existing Guarantor to, promptly execute and deliver to the Administrative Agent upon reasonable request all such documents, agreements and instruments to state more fully the security obligations set out in any of the Security Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Security Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate to grant or perfect a first lien in each Existing Guarantor’s assets. The Borrower hereby authorizes the Administrative Agent to file any amendments to financing statements without the signature of the Borrower to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under any of the Credit Documents. Without limiting the foregoing:

          (a) promptly upon the issuance of the High-Yield Notes, the Limited Partner will at its expense deliver or cause to be delivered to the Administrative Agent a fully executed copy, certified by the Limited Partner, of the indenture dated as of February 28, 2005 among the Limited Partner, Finance Corp, certain subsidiary guarantors party thereto, and U.S. Bank National Association as trustee, pursuant to which the High-Yield Notes are issued, together with all exhibits and schedules thereto;

          (b) promptly after the closing of the Acquisition but in any event not more than five days after the closing date of the Acquisition, the Borrower will at its expense deliver or cause to be delivered to the Administrative Agent (i) a Supplement to the Guaranty Agreement in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by HEP Pipeline, pursuant to which HEP Pipeline shall become a “Guarantor” under and as defined in the Guaranty, (ii) two Supplements to the Pledge Agreement in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by the Borrower and HEP Pipeline GP, L.L.C., respectively, pursuant to which the Borrower and HEP Pipeline GP, L.L.C. shall pledge their interests in HEP Pipeline under the Pledge Agreement, (iii) a Supplement to the Security Agreement in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by HEP Pipeline, pursuant to which HEP Pipeline shall become a “Grantor” under and as defined in the Security Agreement, (iv) a UCC-1 financing statement to be filed against HEP Pipeline, in such entity’s jurisdiction of organization, (v) a secretary’s certificate of HEP Pipeline, certifying (A) the organizational documents of such entity, (B) the resolutions or other documents evidencing such entity’s authority to enter into the transactions contemplated herein, and (C) the incumbency and sample signatures of the authorized officers of such entity, (vi) Mortgages duly executed and delivered by HEP Pipeline in favor of the Administrative Agent for the benefit of the Secured Parties (as defined therein) covering all real property assets included in the Acquired Assets, including, without limitation, those certain Acquired Assets consisting of real property located in Cotton, Jefferson, and Stephens Counties, Oklahoma, and Archer, Baylor, Clay, Culberson, Ector, Haskell, Howard, Jones, Loving, Midland, Mitchell, Nolan, Reeves, Shackelford, Taylor, Throckmorton, Wichita, and Winkler Counties, Texas, (vii) a legal opinion of Vinson & Elkins L.L.P. in form and substance, as applicable, substantially similar to the opinion delivered in connection with the closing of the Credit Agreement, with respect to the documents described in the preceding clauses (i), (ii), (iii) and (iv) and the Mortgages that are to be filed in Texas, and (viii) complete and correct copies of any amendments to the Acquisition Agreement not previously delivered to the Administrative Agent; and

          (c) promptly after the closing of the Acquisition, the Borrower will at its expense deliver or cause to be delivered to the Administrative Agent complete and correct copies of any material bills of sale, material assignments, and other material documents or agreements executed in connection with the Acquisition and not previously delivered to the Administrative Agent.

ARTICLE IV.
CONDITIONS

     The consent and the waiver provided herein shall become effective and enforceable against the parties hereto, and the Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):

     Section 4.01 Documents. The Administrative Agent shall have received each of the following:

          (a) this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Existing Guarantors, the Administrative Agent, and the Banks;

          (b) three Supplements to the Guaranty Agreement dated as of the Effective Date, in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by the Limited Partner, the General Partner, and Finance Corp, respectively (collectively, the “New Guarantors”), pursuant to which the New Guarantors shall become “Guarantors” under and as defined in the Guaranty;

          (c) two Supplements to the Pledge Agreement dated as of the Effective Date, in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by the Limited Partner and the General Partner, respectively, pursuant to which the Limited Partner and the General Partner shall become “Pledgors” under and as defined in the Pledge Agreement;

          (d) three Supplements to the Security Agreement, dated as of the Effective Date, in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein), duly executed and delivered by each of the New Guarantors, respectively, pursuant to which the New

Guarantors shall become “Grantors” under and as defined in the Security Agreement; provided that the Supplement executed by the Limited Partner will expressly exclude any grant of a security interest in the Escrow Agreement, the Escrow Account, or any assets of the Limited Partner held in the Escrow Account, including, without limitation, the cash proceeds of the issuance of the High-Yield Notes;

          (e) the original stock certificate representing all of the stock of Finance Corp, along with a stock power in blank relating to such certificate;

          (f) UCC-1 financing statements to be filed against each of the Limited Partner, the General Partner, and Finance Corp, in each such entity’s jurisdiction of organization;

          (g) a fully executed copy, certified by the Limited Partner, of the Acquisition Agreement, together with all exhibits, schedules, and amendments thereto;

          (h) a secretary’s certificate of the Limited Partner, the General Partner, and Finance Corp, certifying (A) the organizational documents of each such entity, (B) the resolutions or other documents evidencing each such entity’s authority to enter into the transactions contemplated herein, and (C) the incumbency and sample signatures of the authorized officers of each such entity; and

          (i) a legal opinion of Vinson & Elkins L.L.P. dated as of the Effective Date in form and substance, as applicable, substantially similar to the opinion delivered in connection with the closing of the Credit Agreement.

     Section 4.02 No Default. No Default shall have occurred which is continuing as of the Effective Date.

     Section 4.03 Representations. The representations and warranties in this Agreement shall be true and correct in all material respects as of the Effective Date.

     Section 4.04 Fees. The Borrower shall have paid all reasonable fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented to the Borrower for payment not less than one Business Day prior to the Effective Date.

ARTICLE V.
MISCELLANEOUS

     Section 5.01 Effect on Credit Documents; Acknowledgments.

          (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

          (b) The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Other than as expressly provided in Section 2.02 above, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit

Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank or any Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank or any Bank to collect the full amounts owing to them under the Credit Documents.

          (c) Each of the Borrower, the Existing Guarantors, Administrative Agent, Issuing Banks, and Banks does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Existing Guarantors acknowledge and agree that their respective liabilities under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement or the waiver granted hereunder.

          (d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.

          (e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

     Section 5.02 Reaffirmation of the Guaranty. Each Existing Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Existing Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Existing Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Existing Guarantor is a party).

     Section 5.03 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

     Section 5.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     Section 5.05 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

     Section 5.06 Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.07 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

     EXECUTED effective as of the date first above written.

BORROWER:

HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen J. McDonnell
Name:	Stephen J. McDonnell
Title:	Vice President and Chief Financial Officer

Signature page to Consent, Waiver and Amendment No. 2

EXISTING GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware
limited liability company
HEP REFINING GP, L.L.C., a Delaware
limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware
limited liability company
HEP PIPELINE, L.L.C., a Delaware
limited liability company
HEP REFINING, L.L.C., a Delaware
limited liability company
HEP WOODS CROSS, L.L.C., a Delaware
limited liability company

Each by:	HEP Operating Company, L.P., a Delaware
limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen J. McDonnell
Name:	Stephen J. McDonnell
Title:	Vice President and Chief Financial Officer

Signature page to Consent, Waiver and Amendment No. 2

HEP NAVAJO SOUTHERN, L.P., a Delaware limited
partnership
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP,
a Delaware limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited
liability company and its General Partner

By: HEP Operating Company, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen J. McDonnell
Name:	Stephen J. McDonnell
Title:	Vice President and Chief Financial Officer

Signature page to Consent, Waiver and Amendment No. 2

HEP REFINING ASSETS, L.P., a Delaware limited
partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By: HEP Operating Company, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen J. McDonnell
Name:	Stephen J. McDonnell
Title:	Vice President and Chief Financial Officer

Signature page to Consent, Waiver and Amendment No. 2

ADMINISTRATIVE AGENT: UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Sean Murphy
Sean Murphy, Vice President

BANKS: UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Sean Murphy
Sean Murphy, Vice President

Signature page to Consent, Waiver and Amendment No. 2

BANK OF AMERICA, NATIONAL ASSOCIATION
By:	/s/ Claire Liu
Name:	Claire Lui
Title:	Senior Vice President

Signature page to Consent, Waiver and Amendment No. 2

GUARANTY BANK
By:	/s/ Jim R. Hamilton
Name:	Jim R. Hamilton
Title:	Senior Vice President

Signature page to Consent, Waiver and Amendment No. 2

FORTIS CAPITAL CORP.
By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

Signature page to Consent, Waiver and Amendment No. 2

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ M. Jarrod Bourgeois
Name:	M. Jarrod Bourgeois
Title:	Assistant Vice President

Signature page to Consent, Waiver and Amendment No. 2

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Vice President

Signature page to Consent, Waiver and Amendment No. 2

SCHEDULE 1.01(d)

GUARANTORS

Guarantor	Ownership
Holly Energy Partners, L.P.	HEP Logistics Holdings, L.P. – 100%
Holly Energy Finance Corp.	Holly Energy Partners, L.P. – 100%
HEP Logistics GP, L.L.C.	Holly Energy Partners, L.P. – 100%
HEP Pipeline GP, L.L.C.	Borrower – 100%
HEP Refining GP, L.L.C.	Borrower – 100%
HEP Mountain Home, L.L.C.	Borrower – 100%
HEP Pipeline, L.L.C.	Borrower – 100%
HEP Refining, L.L.C.	Borrower – 100%
HEP Woods Cross, L.L.C.	Borrower – 100%
HEP Fin-Tex/Trust-River, L.P. (as of the Alon Acquisition Closing Date)	99.999% – Borrower 0.001% – HEP Pipeline GP, L.L.C.
HEP Navajo Southern, L.P.	99.999% – Borrower 0.001% – HEP Pipeline GP, L.L.C.
HEP Pipeline Assets, Limited Partnership	99.999% – Borrower 0.001% – HEP Pipeline GP, L.L.C.
HEP Refining Assets, L.P.	99.999% – Borrower 0.001% – HEP Refining GP, L.L.C.